UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2020

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St. 3rd Floor Midland, TX	79701

(Address of principal executive offices) (Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Item 5.07      Submission of Matters to a Vote of Security Holders.

Ring Energy, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) in Midland, Texas, on December 15, 2020. As of the record date of November 4, 2020, the Company had 81,668,600 shares of common stock outstanding. A total of 68,619,704 shares (84%) were present at the 2020 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 9, 2020 (the “2020 Proxy Statement”), were voted on at the 2020 Annual Meeting:

(1)	Election of seven directors to serve on the Company’s Board of Directors until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	Non-binding advisory vote to approve the compensation of the Company’s named executive officers; and

(3)	Ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Company’s stockholders approved proposals (1), (2), and (3) listed above. The following tables provide the results of each voting proposal:

Proposal 1 – Election of Directors.

The Company’s stockholders voted to elect Paul D. McKinney, Anthony B. Petrelli, Clayton E. Woodrum, Regina Roesener, Thomas L. Mitchell, John A. Crum, and Richard E. Harris as directors of the Company. The votes for each were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Paul D. McKinney	30,889,368	9,492,099	28,238,237
Anthony B. Petrelli	30,758,067	9,623,400	28,238,237
Clayton E. Woodrum	30,782,351	9,599,116	28,238,237
Regina Roesener	30,824,186	9,557,281	28,238,237
Thomas L. Mitchell	30,754,096	9,627,371	28,238,237
John A. Crum	30,750,355	9,631,112	28,238,237
Richard E. Harris	30,754,734	9,626,733	28,238,237

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the 2020 Proxy Statement. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,863,021	11,026,017	492,428	28,238,237

Proposal 3 – Ratification of the Appointment of Eide Bailly LLP as the Company’s Auditors for the Fiscal Year Ending December 31, 2020.

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,857,918	9,747,017	1,014,769	-

Item 7.01	Regulation FD Disclosure

On December 15, 2020, the Company issued a press release announcing the results of the proxy vote for the 2021 Board of Directors. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Title of Document

99.1	Press Release, dated December 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: December 16, 2020	By:	/s/ William R. Broaddrick
William R. Broaddrick
Chief Financial Officer